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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): OCTOBER 22, 2001


                                   CONOCO INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-14521                    51-0370352
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)



                          600 NORTH DAIRY ASHFORD ROAD
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 281-293-1000




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ITEM 9.  REGULATION FD DISCLOSURE

     Conoco Inc. (Conoco) is hereby furnishing unaudited quarterly pro forma financial data for the year ended December 31, 2000, and the six-month period ended June 30, 2001 for Conoco and Conoco Canada Resources Limited (Conoco Canada), formerly known as Gulf Canada Resources Limited (Gulf Canada). Conoco is also furnishing unaudited quarterly capital expenditure and operating data for the year ended December 31, 2000, and the six-month period ended June 30, 2001 for Conoco Canada. A copy of such data is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

              99.1 Quarterly pro forma financial data for Conoco and Conoco Canada (formerly known as Gulf Canada) and quarterly capital expenditure and operating data for Conoco Canada for the year ended December 31, 2000, and the six-month period ended June 30, 2001.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          CONOCO INC.
                                          (Registrant)



                                          By:        /s/ W. DAVID WELCH
                                             -----------------------------------
                                                         W. David Welch
                                              (As Duly Authorized Officer and
                                               Principal Accounting Officer)

Date:      October 22, 2001


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                                  EXHIBIT INDEX



     EXHIBIT
     NUMBER                        DESCRIPTION
     ------                        -----------

      99.1 Quarterly pro forma financial data for Conoco and Conoco Canada (formerly known as Gulf Canada) and quarterly capital expenditure and operating data for Conoco Canada for the year ended December 31, 2000, and the six-month period ended
                June 30, 2001.